UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED June 5, 2012

SOLIDO VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54403	45-1283820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

110 East Broward Blvd.

Suite 1700

Fort Lauderdale, FL 33301

(Address of Principal Executive Offices)

954-778-8211

(Issuer Telephone Number)

729 North Scott

Belton, MO  64012

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.01

Changes in Control of Registrant.

On June 5, Michael Burns, the sole officer, director and shareholder of Solido Ventures, Inc., entered into a stock purchase agreement (the “Agreement”) with Portus Inc., a Nevada corporation, whereby Portus acquired all of the issued and outstanding shares of common stock of Solido Ventures, Inc. (the “Registrant”). The Purchase price for the common stock was $22,500.

The sole officer, director and shareholder of Portus is George Dale Murray, II. Mr. Murray will serve as the Registrant’s sole officer and director until the next annual shareholders meeting or until new officers or directors are nominated. The principal place of business of Portus is located at 110 East Broward Boulevard, Suite 1700, Fort Lauderdale, Florida 33301.

For a more detailed description of the terms and conditions of this Agreement, you are urged to read the agreement in its entirety which is attached hereto and marked Exhibit 10.1.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrent with the execution of the Agreement, Michael Burns, the Registrant’s sole officer and director tendered his resignation as an officer and director and appointed Mr. Murray as the Registrant’s sole officer and director.

Mr. Murray, age 33, has over ten years business experience owning, operating and consulting for companies in the technology, energy and manufacturing fields.

Mr. Murray has served as president of Portus Inc. since its inception in August 2011. From 2009 through 2011 Mr. Murray served as the chief operating officer of Simplified Nutrition Online, a cloud-based technology company specializing in dietary management software. From 2006 through 2008 Mr. Murray served as president of

Lightsource Mining Company and as managing member of Burnmore Coal Group, LLC, both of these companies were engaged in mining activities in Eastern Kentucky. Also during this period, Mr. Murray served as an independent consultant for several public and private companies.

During his business career Mr. Murray has cultivated relationships in both the public and private sectors.

Mr. Murray is a high-energy, fiscally conscious and goal driven executive.

Item 5.07

Submission of Matters to a Vote of Security Holders

On June 5, the Board of Directors of the Registrant met and recommended to the Stockholders the appointment of George Dale Murray, II to the Company’s Board of Directors. On that date, the Registrant’s sole shareholder approved the appointment of Mr. Murray.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITIS

Item 9.01

Financial Statement and Exhibits.

(D)

Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement between Michael Burns and Portus Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Solido Ventures Inc.

By:	/s/ George Dale Murray, II
Name:	George Dale Murray, II
Title:	President and Chief Executive Officer
Dated:	June 6, 2012